UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2008


                             BTU INTERNATIONAL, INC.
             (Exact name of registrant as specified in its chapter)


          Delaware                                                04-2781248
(State or other jurisdiction            0-17297                 (IRS Employer
      of incorporation)         (Commission File Number)     Identification No.)

    23 Esquire Road, N. Billerica, Massachusetts                     01862
      (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (978) 667-4111


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Thomas F. Nash has resigned from his position as Vice President, Operations and Marketing, effective August 22, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BTU INTERNATIONAL, INC.


Date: August 20, 2008                By: /s/ Thomas P. Kealy
                                         ---------------------------------------
                                     Name:  Thomas P. Kealy
                                     Title: Vice President, Corporate Controller
                                            and Chief Accounting Officer